SECOND AMENDMENT TO FIRST AMENDED AND RESTATED
SENIOR UNSECURED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT (this “Amendment”) made as of the 7th day of April, 2014, by and among AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC., a Maryland corporation (“REIT”), THE PARTIES EXECUTING BELOW AS “SUBSIDIARY GUARANTORS” (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (hereinafter referred to collectively as the “Lenders”).

WITNESSETH:

WHEREAS, Borrower, Agent and the Lenders entered into that certain First Amended and Restated Senior Unsecured Credit Agreement dated as of July 24, 2013, as amended by that certain First Amendment to First Amended and Restated Senior Unsecured Credit Agreement dated as of January 23, 2014 (as amended, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.          Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.          Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a)          By modifying the definition of “Applicable Margin” appearing in §1.1 of the Credit Agreement by inserting the following parenthetical after the words “Consolidated Total Indebtedness” appearing in the first sentence thereof:

“(not including the obligations under Listing Note so long as the obligations thereunder are subject to the Subordination and Standstill Agreement)”.

(b)          By modifying the definition of “Distribution” appearing in §1.1 of the Credit Agreement by inserting the following sentence at the end thereof:

“Payments made with respect to the obligations under the Listing Note shall not constitute Distributions.”

(c)          By deleting in its entirety the definition of EBITDA appearing in §1.1 of the Credit Agreement and inserting in lieu thereof the following new definition:

“EBITDA. With respect to any Person and its Subsidiaries with respect to any period (without duplication): (a) Net Income (or Loss) on a Consolidated basis, in accordance with GAAP, exclusive of any income or losses from minority interests in the case of such Person or its Subsidiaries, acquisition costs for acquisitions, whether or not consummated, and the following (but only to the extent included in determination of such Net Income (or Loss)): (i) depreciation and amortization expense; (ii) Interest Expense; (iii) income tax expense; (iv) extraordinary or non-recurring gains and losses (including, without limitation, gains and losses on the sale of assets) and distributions to minority owners); and (v) other non-cash items to the extent not actually paid as a cash expense; plus (b) such Person’s pro rata share of EBITDA of its Unconsolidated Affiliates as provided below. With respect to Unconsolidated Affiliates, EBITDA attributable to such entities shall be excluded but EBITDA shall include a Person’s Equity Percentage of Net Income (or Loss) from such Unconsolidated Affiliates plus its Equity Percentage of (v) depreciation and amortization expense, (w) Interest Expense, (x) income tax expense, (y) extraordinary or non-recurring gains and losses (including, without limitation, gains and losses on the sale of assets) and distributions to minority owners, and (z) other non-cash items to the extent not actually paid as a cash expense; provided, however, that straight line leveling adjustments required under GAAP and amortization of intangibles pursuant to FAS 141R shall be excluded from the calculation of EBITDA.”

(d)          By modifying the definition of Funds From Operations appearing in §1.1 of the Credit Agreement by adding the following after the words “for such period,” appearing in clause (b) thereof:

“plus (c) other non-cash items (to the extent not actually paid as a cash expense),”.

(e)          By modifying the definition of Indebtedness appearing in §1.1 of the Credit Agreement by adding the following new sentence at the end thereof:

“For the avoidance of doubt, solely for the purpose of this Agreement and the other Loan Documents, Indebtedness shall include the obligations evidenced by and incurred under the Listing Note except as expressly provided in this Agreement.”

(f)          By modifying the definition of Loan Documents appearing in §1.1 of the Credit Agreement by adding the words “, the Subordination and Standstill Agreement” after the words “Agreement Regarding Fees” appearing in the second line thereof.

(g)          By modifying the definition of Interest Expense appearing in §1.1 of the Credit Agreement by adding the following new sentence at the end thereof:

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“Interest Expense shall not include any amounts attributable to amounts payable under the Listing Note.”

(h)          By modifying the definition of Preferred Securities appearing in §1.1 of the Credit Agreement by adding the following new sentence at the end thereof:

“LTIP Units and the Listing Note shall not constitute Preferred Securities.”

(i)          By modifying the definition of Recourse Indebtedness appearing in §1.1 of the Credit Agreement by adding the following parenthetical at the end of the first sentence thereof:

“(including, without limitation, obligations under the Listing Note)”.

(j)          By modifying the definition of Unencumbered Debt Service appearing in §1.1 of the Credit Agreement by adding the words “but excluding the Listing Note so long as the obligations thereunder are subject to the Subordination and Standstill Agreement” after the words “including the Loans and the Letter of Credit Liabilities” appearing in fourth and fifth lines thereof.

(k)          By modifying the definition of Unencumbered Pool Availability by adding the following new sentence at the end thereof:

“The total outstanding obligations under the Listing Note shall not be included for the purposes of calculating Unencumbered Pool Availability so long as the obligations thereunder are subject to the Subordination and Standstill Agreement”.

(l)          By modifying the definition of Unsecured Indebtedness appearing in §1.1 of the Credit Agreement by adding the following parenthetical at the end of the first sentence thereof:

“(including, without limitation, the obligations under the Listing Note)”.

(m)          By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Advisor LTIP. The 2014 Advisor Multi-Year Outperformance Agreement among the REIT, Borrower and the Advisor, dated as of April 7, 2014, pursuant to which the Advisor was issued the LTIP Units, which may be earned based on the REIT’s level of achievement of the performance metrics set forth in the Advisor LTIP.

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Listing Note. The convertible note to be issued by Borrower to Special Limited Partner as evidence of Special Limited Partner’s right to receive an aggregate amount of distributions from Borrower, in an amount equal to the difference between (i) fifteen percent (15%) of the amount, if any, by which (a) the sum of (I) the market value of REIT’s outstanding common stock (based on the average market value of such shares issued and outstanding at listing on NASDAQ over the 30 trading days beginning 180 days after such shares are first listed on NASDAQ) plus (II) the sum of all distributions paid by REIT prior to the listing of REIT’s common stock on NASDAQ, exceeds (b) the sum of (I) the total amount of capital raised from stockholders during REIT’s prior offering plus (II) the amount of cash flow necessary to generate a six percent (6%) annual cumulative, non-compounded return to such stockholders (with no accrual of additional amounts on the outstanding obligations), minus (ii) any distributions received by the Special Limited Partner pursuant to Section 5.02(b) of the Limited Partnership Agreement (as set forth in the form of the Limited Partnership Agreement dated as of April 7, 2014) prior to the date on which the REIT’s common stock is first listed on NASDAQ, having no maturity date and payable solely from the net proceeds received by the REIT from the sale of any of Borrower’s direct or indirect investments in real property, loans and other investments permitted by the Limited Partnership Agreement and the Loan Documents occurring after REIT’s common stock is first listed on NASDAQ, and which note shall be in form and substance reasonably satisfactory to the Agent.

Limited Partnership Agreement. The Second Amended and Restated Limited Partnership Agreement of Borrower dated as of April 7, 2014.

LTIP Units. Equity Interests in Borrower issued to the Advisor pursuant to the Advisor LTIP and the Limited Partnership Agreement in the form set forth in the Limited Partnership Agreement as of April 7, 2014 in exchange for services performed or to be performed to or for the benefit of the Borrower, which, subject to certain limitations with respect to distributions on the LTIP Units as provided in the Advisor LTIP and the Partnership Agreement, shall at all times rank pari passu with the units of limited partnership interest in the Borrower as to the payment of regular and special periodic or other distributions (and are similarly treated as units of limited partnership interest of the Borrower with respect to the payment of distributions of assets upon liquidation, dissolution or winding up). At the time the Borrower’s capital account with respect to an LTIP Unit is economically equivalent to the average capital account balance of the limited partnership interest of the Borrower and has been earned and has been vested under the terms and condition of the Advisor LTIP for 30 days, the applicable LTIP Unit will automatically convert into a unit of limited partnership interest of the Borrower on a one-to-one basis.

Special Limited Partner. American Realty Capital Healthcare Special Limited Partnership, LLC, a Delaware limited liability company.

Subordination and Standstill Agreement. The Subordination and Standstill Agreement, to be entered into substantially contemporaneously with the issuance of the Listing Note among Borrower, Special Limited Partner and the Agent, and which agreement shall be in form and substance satisfactory to the Agent in its sole and absolute discretion.”

(n)          By modifying §2.1(a), §2.2(a), §2.5(a) and §2.10(a) of the Credit Agreement, by adding the parenthetical “(not including the Listing Note so long as the obligations thereunder are subject to the Subordination and Standstill Agreement)” after the words “the aggregate amount of all other Unsecured Indebtedness”, in each instance that such words appear in the first sentence of each such section.

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(o)          By modifying §3.2 of the Credit Agreement, by adding the parenthetical “(not including the Listing Note so long as the obligations thereunder are subject to the Subordination and Standstill Agreement)” after the words “the aggregate principal amount of all other Unsecured Indebtedness”, in the first sentence thereof.

(p)          By adding the following new sentence to the end of §6.18 of the Credit Agreement:

“Notwithstanding anything to the contrary contained in this §6.18, provided that no Default or Event of Default has occurred and is continuing, proceeds from a Loan may be used to redeem shares of REIT’s common stock through a share repurchase program pursuant to §8.7(a)(vi) provided that such redeemed shares are immediately retired, subject to the terms, conditions and limitations set forth in this Agreement and the other Loan Documents.”

(q)          By deleting in its entirety §8.7(a) of the Credit Agreement and inserting in lieu thereof the following new §8.7(a):

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“The Borrower shall not pay any Distribution to the partners, members or other owners of the Borrower, and REIT shall not pay any Distribution to its partners, members or other owners of REIT, to the extent that the aggregate amount of such Distributions paid in any fiscal quarter, when added to the aggregate amount of all other Distributions paid in the same fiscal quarter and the preceding three (3) fiscal quarters, exceeds ninety-five percent (95%) of such Person’s Modified FFO for such period (provided that (X) during the time period commencing on April 1, 2014 and ending on March 31, 2015, such limit shall be one hundred ten percent (110%) and any Distributions paid by Borrower or REIT to their respective partners, members or other owners before such period shall not be considered in the calculation of the limitations contained in this §8.7(a), it being agreed that until three (3) fiscal quarters following April 1, 2014 have occurred, the aggregate amount of such permitted Distributions shall be determined by using the quarters elapsed from April 1, 2014 and annualizing such amount in a manner reasonably acceptable to Agent, and (Y) upon the expiration of such time period, any Distributions paid by Borrower or REIT to their respective partners, members or other owners during such period from April 1, 2014 to March 31, 2015 shall not be considered in the calculation of the limitations contained in this §8.7(a) for the period commencing April 1, 2015 and continuing thereafter, it being agreed that until three (3) fiscal quarters following April 1, 2015 have occurred, the aggregate amount of such permitted Distributions shall be determined by using the quarters elapsed from April 1, 2015 and annualizing such amount in a manner reasonably acceptable to Agent); provided that the limitations contained in this §8.7(a) shall not preclude the Borrower or REIT from making Distributions in an amount equal to the minimum distributions required under the Code to maintain the REIT Status of REIT, as evidenced by a certification of the principal financial officer or accounting officer of REIT containing calculations in detail reasonably satisfactory in form and substance to the Agent. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing or would result therefrom, including an Event of Default related to any financial covenant set forth in this Agreement, (i) Borrower and REIT may request the Majority Lenders’ consent to a Distribution that is not a Distribution permitted by the immediately preceding sentence, which consent shall be granted or withheld in the sole, but good faith, business judgment of the Majority Lenders, (ii) Borrower and REIT may make a one-time election by delivering written notice thereof to Agent upon which the limitations contained in this §8.7(a) shall not apply for two consecutive fiscal quarters, provided that, any Distributions paid by Borrower or REIT to their respective partners, members or other owners during such period described in clause (ii) shall nonetheless be considered in the calculation of the limitations contained in this §8.7(a) after the end of such period and provided further that this election may not be made at any time prior to April 1, 2015, (iii) Borrower and REIT may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue (occurring in under thirty (30) days) of new Equity Interests, (iv) Borrower, REIT and each Subsidiary may make payments in lieu of the issuance of fractional shares representing insignificant interests in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of REIT, Borrower or any Subsidiary, (v) Borrower, REIT and each Subsidiary may make non-cash Distributions in connection with the implementation of or pursuant to any retirement, health, stock option and other benefit plans, bonus plans, performance-based incentive plans, and other similar forms of compensation for the benefit of the directors, officers and employees of REIT, Borrower and the Subsidiaries or the Advisor LTIP, (vi) REIT may, and Borrower may make Distributions to allow REIT to, make payments for share repurchase programs in connection with the listing of REIT on an exchange, provided that such payments shall be made within ninety (90) days of such listing and shall not exceed $300,000,000.00 in the aggregate, and (vii) Borrower or any Guarantor may make any Distribution of non-core assets (or the Equity Interest of any Subsidiary of which the sole assets are non-core assets) acquired as permitted under §§8.3(o) or 8.4 provided that (A) such Distribution shall be made within one year of such acquisition, (B) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default has occurred or would result therefrom and (C) the Loan Parties will remain in pro forma compliance with the covenants set forth in §9 after giving effect to such Distribution. For purposes of this §8.7(a), Distributions shall not include any Dividend Reinvestment Proceeds. Borrower shall be permitted to issue LTIP Units to Advisor in connection with the initial listing of REIT’s common stock on NASDAQ, provided that any further Distributions with respect thereto shall be subject to the terms of §8.7.”

(r)          By modifying §8.1 of the Credit Agreement by adding the parenthetical “(other than the Listing Note so long as the obligations thereunder are subject to the Subordination and Standstill Agreement)” after the words “guaranty of Unsecured Indebtedness” appearing in clause (ii) of the last paragraph thereof.

(s)          By inserting the following at the end of §8.12 of the Credit Agreement:

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“, (vi) the issuance of the Listing Note and the incurrence and payment of the obligations evidenced thereby, in each case, subject to the terms and conditions of §8.14 below and the Subordination and Standstill Agreement, and (vii) the implementation and funding of the Advisor LTIP, including, without limitation, the issuance of the LTIP Units.”

(t)          By inserting the following new §8.14 into the Credit Agreement:

“§8.14 Listing Note. Prior to or contemporaneously with the execution of the Listing Note, Borrower shall deliver to Agent (x) an original counterpart of the Subordination and Standstill Agreement duly executed by Borrower and Special Limited Partner, together with evidence of Special Limited Partner’s authority to execute and deliver the Subordination and Standstill Agreement reasonably acceptable to Agent, and (y) an executed copy of the Listing Note and each other document or instrument related thereto, together with each modification, amendment, waiver and/or consent related thereto (collectively, the “Listing Note Documents”). During the term of the Listing Note, Borrower shall not, directly or through REIT or any of their respective Subsidiaries, (i) make cash payments under the Listing Note in excess of One Hundred Million and No/100 Dollars ($100,000,000.00) in the aggregate, or (ii) pay any of the obligations accrued under the Listing Note Documents other than at such times and to the extent that no Default or Event of Default exists or would arise as a result thereof. Without the prior written consent of the Agent, which consent may be withheld by the Agent in its sole and absolute discretion, the Listing Note Documents shall not be (a) modified, amended or waived in any respect (provided that with respect to this clause (a), Agent’s consent shall not be unreasonably withheld); (b) prepaid, amortized, purchased, retired, redeemed or otherwise acquired (unless there is no Default or Event of Default and the payment is made from Distributions permitted pursuant to §8.7), or (c) paid except as permitted in this §8.14. Borrower shall promptly notify Agent in writing of the principal balance of the Listing Note once such amount has been determined.

(u)          By modifying §9.1 of the Credit Agreement by adding the words “but excluding the outstanding principal balance of the Listing Note so long as the obligations thereunder are subject to the Subordination and Standstill Agreement” after the words “Letter of Credit Liabilities” appearing in third line thereof.

(v)         By deleting in its entirety §12.1(l) of the Credit Agreement and inserting in lieu thereof the following new §12.1(l):

“(l)          any default, material misrepresentation or breach of warranty in the Subordination and Standstill Agreement by the Borrower or the Special Limited Partner; or”

(w)          By inserting the following new §14.15 into the Credit Agreement:

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“14.15          Subordination and Standstill Agreement. The Lenders acknowledge that the Agent may enter into the Subordination and Standstill Agreement. The Borrower acknowledges that the existence of the Subordination and Standstill Agreement and the performance by the Agent and the Lenders of their obligations under the Subordination and Standstill Agreement shall not affect, impair or release the obligations of the Borrower under the Loan Documents. The Subordination and Standstill Agreement is solely for the benefit of the Agent and the Lenders and not for the benefit of the Borrower, and the Borrower shall have no rights thereunder or any right to insist on the performance thereof. The Agent is authorized by the Lenders to perform its obligations under the Subordination and Standstill Agreement, and each Lender agrees to be bound thereby.”

3.          References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.          Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5.          Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)          Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.

(b)          Enforceability. This Amendment is the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)          Governmental Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.

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(d)          Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.

6.          No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

7.          Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

8.          Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9.          Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon (a) the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders, and (b) evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment. The Borrower shall pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement.

10.         Amendment as Loan Document. This Amendment shall constitute a Loan Document.

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11.         Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12.         MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	American Realty Capital Healthcare Trust, Inc., a
Maryland corporation

By:	/s/ Thomas P. D’Arcy
Name:	Thomas P. D’Arcy
Title:	Chief Executive Officer

[SEAL]

REIT:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC., a Maryland corporation

By:	/s/ Thomas P. D’Arcy
Name:	Thomas P. D’Arcy
Title:	Chief Executive Officer

[CORPORATE SEAL]

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KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –

Signature Page to Second Amendment to First Amended and Restated Senior Unsecured Credit Agreement

SUBSIDIARY GUARANTORS:

ARHC DDMTRAR001, LLC
ARHC DDRKFIL001, LLC
ARHC BLDTNTX001, LLC
ARHC HFSFDMI01, LLC
ARHC CHWLBNJ001, LLC
ARHC DDPLIIN01, LLC
ARHC PCNWNGA01, LLC
ARHC FDMTRLA01, LLC,
ARHC CHWLBNJ002, LLC
ARHC SMSVLTX01, LLC
ARHC TCARLTX01, LLC
ARHC PHHBGPA01, LLC
ARHC CCMKAIN01, LLC
ARHC GRFTWTX01, LLC
ARHC BHPAWMI01, LLC
ARHC BCCHIIL01, LLC
ARHC RCAURIL01, LLC
ARHC BHPALFL01, LLC
ARHC BHPALFL01 TRS, LLC
ARHC BHDOUGA01, LLC
ARHC BHDOUGA01 TRS, LLC
ARHC BHSTOGA01, LLC
ARHC BHSTOGA01 TRS, LLC
ARHC BHSUGGA01, LLC
ARHC BHSUGGA01 TRS, LLC
ARHC BHNEWGA01, LLC
ARHC BHNEWGA01 TRS, LLC
ARHC CMLMSCA001, LLC
ARHC BRBRITN01, LLC
ARHC NSALBNY01, LLC
ARHC MHMISIN01, LLC
ARHC RCAURIL02, LLC
ARHC MHWYOMI01, LLC
ARHC NVPHXAZ01, LLC, each a Delaware limited liability company

By:	American Realty Capital Healthcare Trust, Inc., a Maryland corporation, its Managing Member

By:	/s/ Thomas P. D’Arcy
Name:	Thomas P. D’Arcy
Title:	Chief Executive Officer

[SEAL]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –

Signature Page to Second Amendment to First Amended and Restated Senior Unsecured Credit Agreement

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ARHC ADCRYIL01, LLC
ARHC ATATHGA01 TRS, LLC
ARHC ATATHGA01, LLC
ARHC ATATLGA01 TRS, LLC
ARHC ATATLGA01, LLC
ARHC ATKNOTN01 TRS, LLC
ARHC ATKNOTN01, LLC
ARHC ATLARFL01 TRS, LLC
ARHC ATLARFL01, LLC
ARHC BTFMYFL01 TRS, LLC
ARHC BTFMYFL01, LLC
ARHC BTNAPFL01 TRS, LLC
ARHC BTNAPFL01, LLC
ARHC CLCRYIL01, LLC
ARHC CSVANWA01 TRS, LLC
ARHC CSVANWA01, LLC
ARHC CVSALOR01 TRS, LLC
ARHC CVSALOR01, LLC
ARHC DRLITCO01, LLC
ARHC LVHVSAZ01, LLC
ARHC MHHOUTX01, LLC
ARHC NSMARGA01, LLC
ARHC NSMARGA02, LLC
ARHC OCCOOOR01 TRS, LLC
ARHC OCCOOOR01, LLC
ARHC ORCOOOR01 TRS, LLC
ARHC ORCOOOR01, LLC
ARHC PPMOLOR01 TRS, LLC
ARHC PPMOLOR01, LLC
ARHC RHGARNC01, LLC
ARHC RHSALOR01 TRS, LLC
ARHC RHSALOR01, LLC
ARHC SCWDSNJ01, LLC
ARHC SFMIDVA01, LLC
ARHC SHWYOMI01, LLC, each a Delaware limited liability company

By:	American Realty Capital Healthcare Trust, Inc., a Maryland corporation, its Managing Member

By:	/s/ Thomas P. D’Arcy
Name:	Thomas P. D’Arcy
Title:	Chief Executive Officer

[SEAL]

[Signatures Continue on Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –

Signature Page to Second Amendment to First Amended and Restated Senior Unsecured Credit Agreement

ARHC SWKLDTX01, LLC
ARHC UCFOLCA01, LLC
ARHC UCFOLCA02, LLC
ARHC WCROCIL01 TRS, LLC
ARHC WCROCIL01, LLC,
ARHC VCWICKS01, LLC
ARHC HRCYCA001, LLC
ARHC HRININ001, LLC
ARHC HRONWI001, LLC
ARHC HRWAWI001, LLC
ARHC AMATHGA01, LLC
ARHC AMAVTFL01, LLC
ARHC NFTSEFL01, LLC
ARHC CKSFDPA01, LLC
ARHC CKSFDPA02, LLC
ARHC CKSFDPA03, LLC
ARHC DRFTWIN01, LLC
ARHC LMFTWIN01, LLC
ARHC SMSTBSC01, LLC
ARHC SPGUINY01, LLC
ARHC VURMDVA01, LLC
ARHC BMBUCAZ01, LLC
ARHC GWWSLOH01, LLC
ARHC GWWSLOH01 TRS, LLC
ARHC BOARLTX01, LLC
ARHC MMMINND01, LLC
ARHC TSSANTX01, LLC
ARHC ERELKMN01, LLC
ARHC RMRIVGA01, LLC, each a Delaware limited liability company

By:	American Realty Capital Healthcare Trust, Inc., a Maryland corporation, its Managing Member

By:	/s/ Thomas P. D’Arcy
Name:	Thomas P. D’Arcy
Title:	Chief Executive Officer

[SEAL]

[Signatures Continue on Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –

Signature Page to Second Amendment to First Amended and Restated Senior Unsecured Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent

By:	/s/ Wayne D. Horvath
Name:	Wayne D. Horvath
Title:	SVP

BANK OF MONTREAL

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Vice President

REGIONS BANK

By:	/s/ David Blevins
Name:	David Blevins
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ E. Mark Hardison
Name:	E. Mark Hardison
Title:	Vice President

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

[Signatures Continue On Following Page]

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –

Signature Page to Second Amendment to First Amended and Restated Senior Unsecured Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
Name:	Rita Lai
Title:	Authorized Signer

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Todd Gordon
Name:	Todd Gordon
Title:	Managing Director

RBS CITIZENS, N.A.

By:	/s/ Donald Woods
Name:	Donald Woods
Title:	SVP

SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Senior Vice President

KeyBank/American Realty Capital Healthcare Trust Operating Partnership, L.P. –

Signature Page to Second Amendment to First Amended and Restated Senior Unsecured Credit Agreement